                                       8-K
                                 Current Report


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 1, 2002



                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                            333-87381                         13-3411414
     (State or other Jurisdiction                 (Commission                     (I.R.S. Employer
            Incorporation)                        File Number)                  Identification Number)
                                             ---------------------

                                             383 Madison Avenue
                                           New York, New York 10179
                                         (principal executive offices)
                                               (212) 272-2000


                                        3
Item 5.  OTHER EVENTS
---------------------

         Description of the Certificates

         Bear Stearns Commercial Mortgage Securities Inc. (the "Depositor") will cause to be filed with the Securities and Exchange Commission (the "Commission"), pursuant to the Commission's Rule 424, a Prospectus Supplement and the Prospectus filed as part of Registration Statement, File No. 333-86366, in connection with the Depositor's issuance of a series of certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2002-TOP8 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement among the Depositor, Wells Fargo Bank, National Association, as master servicer, Wells Fargo Bank, National Association, as special servicer, LaSalle Bank National Association, as trustee, ABN AMRO Bank, N.V., as fiscal agent, and Wells Fargo Bank Minnesota, National Association, as paying agent and certificate registrar.

         Computational Materials

         Bear, Stearns & Co. Inc. as underwriter of certain of the Certificates (the "Underwriter") has provided certain prospective purchasers of the Class A-1, Class A-2, Class B, Class C and Class D Certificates (collectively, the "Offered Certificates") with certain yield tables and other computational materials, collateral term sheets and structural term sheets (the "Computational Materials") in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the assets of the trust fund in which the Certificates represent beneficial ownership, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes and Certificates based on collateral information provided by Wells Fargo Bank, National Association, Principal Commercial Funding, LLC, Morgan Stanley Dean Witter Mortgage Capital Inc., Bear Stearns Commercial Mortgage Inc. and/or John Hancock Real Estate Finance, Inc., and under certain assumptions and scenarios.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------

                  (a)   Not applicable

                  (b)   Not applicable

                  (c)   Exhibits

EXHIBIT NO. 99 DESCRIPTION
--------------------------

         Computational Materials (as defined in Item 5) that have been provided by the Underwriter to certain prospective purchasers of the Offered Certificates.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  October 2, 2002


BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.



By: /s/ Michael Forastiere
    -------------------------
    Name: Michael Forastiere
    Title:  Vice President

                                 EXHIBIT NO. 99

-------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.            TOP8-FINAL               September 27, 2002
jpatel                             SENSITIVITY                      02:34PM EDT
                                                                    Page 1 of 1

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
            SETTLE DATE: 10/8/2002 US TREASURY CURVE DATE: 9/27/2002
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               TRANCHE: A2 (AAA)
-------------------------------------------------------------------------------
                                .00% CPR.YMLO                     PREPAY
                PRICE              .00000                         1M_LIB
                                  4.00000                         YC_USA
                                    9.752                        AVG.LIFE
-------------------------------------------------------------------------------
                                  4.79019                        Yield
             100.489960           108.40                         AL Spread
                                  7.628                          Duration
                                  44,41                          Swap Spread
-------------------------------------------------------------------------------









This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.